Prospectus Supplement	February 1, 2022

Putnam International Value Fund

Prospectuses dated October 30, 2021

Effective February 1, 2022, the sub-sections Annual fund operating expenses and Example in the section Fund summary – Fees and expenses in the Statutory Prospectus and the sections Annual fund operating expenses and Example in the Summary Prospectus are deleted in their entirety and replaced with the following:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees†	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense Reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.74%	0.25%	0.44%	1.43%	(0.29%)	1.14%
Class B	0.74%	1.00%	0.44%	2.18%	(0.29%)	1.89%
Class C	0.74%	1.00%	0.44%	2.18%	(0.29%)	1.89%
Class R	0.74%	0.50%	0.44%	1.68%	(0.29%)	1.39%
Class R6	0.74%	0.00%	0.25%	0.99%	(0.29%)	0.70%
Class Y	0.74%	0.00%	0.44%	1.18%	(0.29%)	0.89%

*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.
†	Management fees reflect a performance adjustment. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the performance of the MSCI EAFE Value Index (ND). For the most recent fiscal year, the fund’s base management fee prior to any performance adjustment was 0.682%.
#	Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through October 30, 2023. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$685	$975	$1,286	$2,166
Class B	$692	$954	$1,343	$2,300
Class B (no redemption)	$192	$654	$1,143	$2,300
Class C	$292	$654	$1,143	$2,300
Class C (no redemption)	$192	$654	$1,143	$2,300
Class R	$142	$501	$885	$1,963
Class R6	$72	$286	$519	$1,187
Class Y	$91	$346	$621	$1,406

PUTNAM INVESTMENTS	329059 2/22